Aetna Variable Fund (75974401)                                    75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1168.31   16.83%   16.83%
      3        0.0%     1493.98   14.32%   14.32%
      5        0.0%     1661.64   10.69%   10.69%
     10        0.0%     3189.86   12.30%   12.30%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-1.UV
12-99-86          66.247873
12-99-91         127.176441
12-99-93         141.448372
12-99-95         180.877762
12-99-96         222.443773

(Day = 99 means end-of-month.)

Aetna Income Shares (75974401: ACES)                              75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                AISAC-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      972.42   -2.76%   -2.76%
      3        0.0%     1079.20    2.57%    2.57%
      5        0.0%     1242.04    4.43%    4.43%
     10        0.0%     1966.63    7.00%    7.00%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISAC-1
                 AISACE-1.UV
12-99-86          23.440008
12-99-91          37.114626
12-99-93          42.714825
12-99-95          47.405513
12-99-96          48.524067

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974401: ACES)                                 75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                ENCACE-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      989.10   -1.09%   -1.09%
      3        0.0%     1065.59    2.14%    2.14%
      5        0.0%     1113.48    2.17%    2.17%
     10        0.0%     1522.62    4.29%    4.29%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-1
                 ENCACE-1.UV
12-99-86          25.000247
12-99-91          34.186341
12-99-93          35.722845
12-99-95          38.485273
12-99-96          40.069290

(Day = 99 means end-of-month.)

AIAF (75974401: ACES)                                             75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                              AIFACE-1.UV
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1081.11    8.11%    8.11%
      3        0.0%     1337.01   10.17%   10.17%
      5        0.0%     1526.94    8.83%    8.83%
From 04-03-89  0.0%     1984.84    9.25%    9.25%

                             Accumulation Unit Values
            ------------------------------------------------------------
                 AIFACE-1.UV
                 AIFACE-1.UV
04-03-89           9.817363 i
12-99-91          12.761397
12-99-93          14.574275
12-99-95          18.024015
12-99-96          20.511471 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974401: ACES)                                75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                TCIACE-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      898.12  -10.19%  -10.19%
      3        0.0%     1136.42    4.35%    4.35%
      5        0.0%     1207.77    3.85%    3.85%
From 11-20-87  0.0%     2173.88    8.90%    8.90%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-1
                 TCIACE-1.UV
11-20-87           4.120121 i
12-99-91           7.415889
12-99-93           7.881442
12-99-95           9.972635
12-99-96           9.428054 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Variable Fund (75974401)                                    75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%     1109.90   10.99%   10.99%
      3        3.0%     1449.16   13.16%   13.16%
      5        1.0%     1645.02   10.47%   10.47%
     10        0.0%     3189.86   12.30%   12.30%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-1.UV
12-99-86          66.247873
12-99-91         127.176441
12-99-93         141.448372
12-99-95         180.877762
12-99-96         222.443773

(Day = 99 means end-of-month.)

Aetna Income Shares (75974401: ACES)                              75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                AISAC-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      923.79   -7.62%   -7.62%
      3        3.0%     1046.82    1.54%    1.54%
      5        1.0%     1229.62    4.22%    4.22%
     10        0.0%     1966.63    7.00%    7.00%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISAC-1
                 AISACE-1.UV
12-99-86          23.440008
12-99-91          37.114626
12-99-93          42.714825
12-99-95          47.405513
12-99-96          48.524067

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974401: ACES)                                75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                ENCACE-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      939.65   -6.04%   -6.04%
      3        3.0%     1033.62    1.11%    1.11%
      5        1.0%     1102.35    1.97%    1.97%
     10        0.0%     1522.62    4.29%    4.29%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-1
                 ENCACE-1.UV
12-99-86          25.000247
12-99-91          34.186341
12-99-93          35.722845
12-99-95          38.485273
12-99-96          40.069290

(Day = 99 means end-of-month.)

AIAF (75974401: ACES)                                             75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                              AIFACE-1.UV
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%     1027.05    2.71%    2.71%
      3        3.0%     1296.90    9.05%    9.05%
      5        1.0%     1511.67    8.62%    8.62%
From 04-03-89  0.0%     1984.84    9.25%    9.25%

                             Accumulation Unit Values
            ------------------------------------------------------------
                 AIFACE-1.UV
                 AIFACE-1.UV
04-03-89           9.817363 i
12-99-91          12.761397
12-99-93          14.574275
12-99-95          18.024015
12-99-96          20.511471 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974401: ACES)                                75974401.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       950.00
                                Redeemable Value
                      --------------------------------------------------------
                                TCIACE-1
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      853.22  -14.68%  -14.68%
      3        3.0%     1102.33    3.30%    3.30%
      5        1.0%     1195.69    3.64%    3.64%
From 11-20-87  0.0%     2173.88    8.90%    8.90%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-1
                 TCIACE-1.UV
11-20-87           4.120121 i
12-99-91           7.415889
12-99-93           7.881442
12-99-95           9.972635
12-99-96           9.428054 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)